Reinsurance	12 Months Ended
Dec. 31, 2013
Reinsurance Disclosures [Abstract]
Reinsurance

17.	Reinsurance

Effective October 1, 1998, we reinsured certain policyholder liabilities and obligations related to individual life insurance (in conjunction with our former parent company's sale of this business). These transactions were in the form of indemnity reinsurance arrangements, whereby the assuming companies contractually assumed certain policyholder liabilities and obligations, although we remain directly obligated to policyholders. The liability related to our obligation is recorded in future policy benefits and policyholders' funds on our balance sheets. Assets related to and supporting these policies were transferred to the assuming companies, and we recorded a reinsurance recoverable.

There is not a material difference between premiums on a written basis versus an earned basis. Reinsurance recoveries were approximately $110 million, $98 million and $83 million in 2013, 2012 and 2011, respectively. Reinsurance recoverables related to these obligations were approximately $793 million at December 31, 2013, approximately $919 million at December 31, 2012 and approximately $955 million at December 31, 2011. At December 31, 2013, reinsurance recoverables with a carrying value of approximately $736 million were associated with two reinsurers.

Effective January 1, 2012, we renewed our agreement with an unrelated insurer to reinsure fifty percent of our group term life and group accidental death and dismemberment insurance policies. During 2012 and 2011, we entered into agreements to reinsure certain Health Care insurance policies. We entered into these contracts to reduce the risk of catastrophic loss which in turn reduces our capital and surplus requirements. These contracts did not qualify for reinsurance accounting under GAAP, and consequently are accounted for using deposit accounting.

Effective 2013, 2012 and 2011, we entered into certain three or four-year reinsurance agreements with unrelated insurers (Vitality Re IV, Vitality Re III, Vitality Re II and Vitality Re Limited).  At December 31, 2013, 2012 and 2011, these agreements allowed us to reduce our required capital and provided an aggregate of $690 million, $540 million and $390 million, respectively, of collateralized excess of loss reinsurance coverage on a portion of Aetna’s group Commercial Insured Health Care business.

In May 2013, we entered into two agreements with unrelated reinsurers to reinsure a portion of our Medicare Advantage business and a portion of our group Commercial Insured Health Care business, respectively. These contracts did not qualify for reinsurance accounting under GAAP, and consequently are accounted for using deposit accounting.

In 2008, as a result of the liquidation proceedings of Lehman Re, a subsidiary of Lehman Brothers Holdings Inc., we recorded an allowance against our reinsurance recoverable from Lehman Re of $27.4 million ($42.2 million pretax). This reinsurance was placed in 1999 and was on a closed book of paid-up group whole life insurance business. In September 2008, we took possession of assets supporting the reinsurance recoverable, which previously were held as collateral in a trust. In 2013, we sold our claim against Lehman Re to an unrelated third party (including the reinsurance recoverable) and terminated the reinsurance arrangement. Upon the sale of the claim and termination of the arrangement, we released the related allowance thereby reducing other general and administrative expenses by $27.4 million ($42.2 million pretax) and recognized a $4.7 million ($7.2 million pretax) gain on the sale in fees and other revenue.